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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 31, 2007


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                      INTERNAP NETWORK SERVICES CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                    000-27265                 91-2145721
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)


    250 WILLIAMS STREET, ATLANTA, GA                                 30303
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 302-9700


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 31, 2007, the Compensation Committee of Internap Network Services Corporation approved an increase in the base salary of the following individuals, effective as of January 1, 2007:

     o David Buckel, Chief Financial Officer & Vice President from $240,000 to $260,000;

     o David Abrahamson, Executive Vice President, Global Sales, from $230,000 to $250,000; and

     o    Eric Suddith, Vice President, Human Resources, from $190,000 to
          $200,000.

The Compensation Committee of the Board of Directors approved the increase in the base salary based in part on its review of a report on executive compensation by an outside compensation consultant engaged by the Compensation Committee, which included a review of competitive market data.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNAP NETWORK SERVICES CORPORATION

Date: February 6, 2007

                                 By: /s/ David A. Buckel
                                     ------------------------------------------
                                     David A. Buckel
                                     Vice President and Chief Financial Officer